Exhibit 10.2

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (“Agreement”) is made and entered into as of the 17th day of November 2023, by and between Casa Systems, Inc. (the “Company”) and Weidong Chen, an individual (“Consultant”) and effective as of the end of the Consultant’s employment with the Company per the terms of the Separation Agreement to which this Agreement is appended. For the avoidance of doubt, nothing in this Agreement amends or diminishes in any respect the terms and conditions of the Separation Agreement entered into by the Company and Consultant regarding the end of that employment.

Recitals:

WHEREAS, The Company desires to retain Consultant to perform certain services, and Consultant desires to render services to the Company on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

1. Engagement. The Company hereby engages the Consultant as a consultant to the Company, and the Consultant hereby accepts such engagement, on the terms and conditions set forth in this Agreement.

2. Duties. As a consultant to the Company, the Consultant agrees to perform the services as may be reasonably requested by the Company from time to time (“Services”); provided, however, that the level of such Services: (a) shall not exceed twenty percent of those provided by the Consultant to the Company during the preceding thirty-six months, (b) shall not exceed eight hours in any week unless otherwise agreed to by the Consultant, (c) shall be consistent with those services provided by the Consultant in his role of Chief Technology Officer for the Company, and (d) shall not unreasonably interfere with the Consultant’s other obligations and plans. The Consultant shall perform the Services using the Consultant’s expertise and skills, in accordance with industry and professional standards and in compliance with all applicable laws.

3. Term. The term of the Consultant’s engagement hereunder shall commence upon the termination of the Consultant’s employment with the Company and shall continue for six months, unless otherwise terminated earlier (the “Term”). This Agreement may be terminated by the Company before the end of the Term by providing thirty (30) days’ advanced written notice.

4. Compensation and Indemnification.

(a) Consulting Compensation. In consideration for entering into this Agreement and of the Services to be performed hereunder, the Company will pay Consultant an hourly consulting fee of $500 per hour for time actually worked (“the Consultant Fee”). Consultant shall submit a monthly invoice to the Company no later than the 15th day of the calendar month for time incurred in the preceding calendar month. Except to the extent the Company disputes an invoice in good faith, the Company shall pay Consultant within 30 days of receipt of invoice.

(b) Entire Compensation. Notwithstanding anything to the contrary set forth herein, the Consultant Fee shall constitute full payment for the Services to be rendered by the Consultant to the Company.

(c) Indemnification. The Company shall indemnify, defend, and hold harmless, and hereby releases the Consultant, from and against any and all third parties for damages, liabilities, costs and expenses, including reasonable attorneys’ fees incurred by the Consultant, that may arise from the Consultant’s performance of the Services hereunder, except to the extent caused by the Consultant’s gross negligence or willful misconduct.

5. Non-Disclosure.

(a) Confidential Information. The Consultant acknowledges that, in the course of performing Services for the Company, the Consultant may obtain knowledge of the Company’s inventions, discoveries, know-how, trade secrets, business plans, products, finances, processes, software, formulas, methods, models, prototypes, materials, disclosures, contractor and supplier lists, names and positions of employees and/or other proprietary and/or confidential information (collectively, the “Confidential Information”). The Consultant agrees to keep the Confidential Information secret and confidential and not to publish, disclose or divulge any Confidential Information to any other person, or use any Confidential Information for the Consultant’s own benefit or to the detriment of the Company, or for any purpose other than in connection with the performance of Services to the Company, without the prior written consent of the Company, whether or not such Confidential Information was discovered or developed by the Consultant. The Consultant also agrees not to divulge, publish or use any proprietary and/or confidential information of others that the Company is obligated to maintain in confidence. The provisions of this Section 5 shall survive the expiration or sooner termination of the Term.

(b) Material Non-Public Information. The Consultant is aware that federal and state securities laws prohibit any person who has material non-public information regarding a company from purchasing or selling securities of such company or from communicating such material nonpublic information under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the company.

(c) Defend Trade Secrets Act Notice of Immunity Rights. Consultant acknowledges that the Company has provided him with the following notice of immunity rights in compliance with the requirements of the Defend Trade Secrets Act: Consultant shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that is made in confidence to a Federal, State, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law. Consultant shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Consultant files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Consultant may disclose the trade secret to his attorney and use the trade secret information in the court proceeding, if Consultant files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.

6. Ownership of Results.

(a) Assignment of Inventions. Consultant agrees that Consultant will promptly make full written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assigns, transfers and conveys to the Company, or its designee, all of Consultant’s worldwide right, title, and interest in and to any and all inventions, original works of authorship, findings, conclusions, data, discoveries, developments, concepts, improvements, trade secrets, techniques, processes and know-how, whether or not patentable or registrable under copyright or similar laws, which Consultant may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, in the performance of the Services or which result, to any extent, from use of the Company’s premises or property (collectively, the “Inventions”), including any and all intellectual property rights inherent in the Inventions and appurtenant thereto including, without limitation, all patent rights, copyrights, trademarks, know-how and trade secrets (collectively, “Intellectual Property Rights”). Consultant further acknowledges and agrees that all original works of authorship which are made by Consultant (solely or jointly with others) in the performance of the Services and which are protectable by copyright are “works made for hire,” as that term is defined in the United States Copyright Act. However, to the extent that any such work may not, by operation of any applicable law, be a work made for hire, Consultant hereby assigns, transfers and conveys to the Company all of his worldwide right, title and interest in and to such work, including all Intellectual Property Rights therein and appurtenant thereto.

(b) Further Assurances. Upon the request and at the expense of the Company, Consultant shall execute and deliver any and all instruments and documents and take such other acts as may be necessary or desirable to document the assignment and transfer described in paragraph 6(a) above or to enable the Company to secure its rights in the Inventions and any Intellectual Property Rights relating thereto in any and all jurisdictions, or to apply for, prosecute and enforce Intellectual Property Rights in any and all jurisdictions with respect to any Inventions, or to obtain any extension, validation, re-issue, continuance or renewal of any such Intellectual Property Right. Without limiting the foregoing, Consultant shall disclose to the Company all pertinent information and data with respect thereto and shall execute all applications, specifications, oaths and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company (or its designee) the sole and exclusive right, title and interest in and to such Inventions, and any Intellectual Property Rights relating thereto. Consultant further agrees that Consultant’s obligation to execute or cause to be executed, when it is in Consultant’s power to do so, any such instrument or papers shall continue after the termination of the Term. If the Company is unable for any other reason to secure Consultant’s signature to apply for or to pursue any application for any United States or foreign patent, trademark, copyright or other registration covering Inventions assigned to the Company as above, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney in fact, to act for and in Consultant’s behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or trademark, copyright or other registrations thereon with the same legal force and effect as if executed by Consultant.

(c) Survival. The provisions of this Section 6 shall survive the expiration or sooner termination of the Term.

7. Injunctive Relief. The Consultant acknowledges that the Consultant’s compliance with the agreements in Sections 5 and 6 hereof is necessary to protect the goodwill and other proprietary interests of the Company and that the Consultant has been and will be entrusted with highly confidential information regarding the Company and its technology and is conversant with the Company’s affairs, its trade secrets and other proprietary information. The Consultant acknowledges that a breach of the Consultant’s agreements in Sections 5 and 6 hereof will result in irreparable and continuing damage to the Company for which there will be no adequate remedy at law; and the Consultant agrees that, in the event of any breach of the aforesaid agreements, the Company and its successors and assigns shall be entitled to injunctive relief and to such other and further relief as may be proper.

8. Certain Representations, Warranties and Agreements of the Consultant. As an inducement to the Company to enter into this Agreement, the Consultant hereby represents and warrants to the Company that Consultant is permitted to enter into this Agreement and perform the Services, and that this Agreement and the terms thereof are not inconsistent with any obligation Consultant may have to Consultant’s employer or pursuant to any existing contractual relationship. In particular, Consultant represents and warrants that this Agreement is not inconsistent with the policies and procedures (including but not limited to those regarding consulting, conflicts of interest, and ownership of intellectual property) of any institution or corporation by which Consultant is employed. Consultant further represents, warrants, and agrees that he/she will perform the Services without disclosing or using any confidential or proprietary information of any third party. The Consultant agrees to immediately notify the Company if the Consultant becomes aware of any change in the representations and warranties set forth herein during the term of this Agreement.

9. Survival of Representations, Warranties and Covenants. The provisions of this Agreement that by their terms are intended to endure beyond the term of this Agreement shall survive the expiration or termination of this Agreement.

10. Supersedes Other Agreements. This Agreement supersedes and is in lieu of any and all other arrangements between the Consultant and the Company or the Consultant relating to the subject matter herein, but shall not supersede the terms of the Separation Agreement or any existing confidentiality, nondisclosure or invention assignment agreements between the Consultant and the Company.

11. Independent Contractor, Non-Exclusivity. The parties intend that the Consultant shall render Services hereunder as an independent contractor, and nothing herein shall be construed to be inconsistent with this relationship or status. Consultant is responsible for determining the means, methods and manner by which the Consultant will perform the Services, consistent with industry and professional standards. The Consultant shall not be entitled to any benefits paid by the Company to its employees. The Consultant shall be solely responsible for any tax consequences applicable to the Consultant by reason of this Agreement and the relationship established hereunder, and the Company shall not be responsible for the payment of any federal, state or local taxes or contributions imposed under any employment insurance, social security, income tax or other tax law or regulation with respect to the

Consultant’s performance of consulting services hereunder. Neither Consultant nor Company shall have any authority to bind the other party or hold Consultant out to third parties as having any such authority. Consultant may not identify or hold himself out as an employee or agent of Company, and Company shall not identify or hold out Consultant as an employee or agent of Company. The Consultant retains the right to contract with other companies, entities and individuals for Consultant’s services, as an employee, consultant or otherwise; and the Company retains the right to contract with other companies, entities and individuals for consulting services.

12. Amendments. Any amendment to this Agreement shall be made in writing and signed by the parties hereto.

13. Enforceability. If any provision of this Agreement shall be invalid or unenforceable, in whole or in part, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted or as if such provision had not been originally incorporated herein, as the case may be.

14. Construction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without giving effect to its conflicts or law provisions.

15. Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company. This Agreement and the obligations created hereunder may not be assigned by the Consultant without the prior written consent of the Company.

16. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by certified mail, postage prepaid; by an overnight delivery service, charges prepaid; or by confirmed telecopy. Any party may from time to time change such party’s address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with its contents.

17. Waivers. No claim or right arising out of a breach or default under this Agreement shall be discharged in whole or in part by a waiver of that claim or right unless the waiver is supported by consideration and is in writing and executed by the aggrieved party hereto or such party’s duly authorized agent. A waiver by any party hereto of a breach or default by the other party hereto of any provision of this Agreement shall not be deemed a waiver of future compliance therewith, and such provisions shall remain in full force and effect.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.

Casa Systems, Inc.

/s/ Michael Glickman
Name: Michael Glickman
Title: President and CEO

Weidong Chen

/s/ Weidong Chen